UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2024

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: This Form 8-K/A amends the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2024 solely to include the missing signature of the Corporation’s Executive Vice President and Chief Financial Officer. No additional changes to the Form 8-K and the exhibits thereto as originally filed have been made.

Item 2.02.    Results of Operations and Financial Condition

The information contained in the registrant’s April 16, 2024 press release, reporting on the registrant’s earnings for the three months ended March 31, 2024, a copy of which is attached as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On April 16, 2024, the Corporation will hold a live conference call and webcast to discuss financial results for the three months ended March 31, 2024 and other matters relating to the Corporation. In connection therewith, the Corporation has also made available on its website presentation materials containing certain information relating to the Corporation (the “Presentation Materials”) and materials that contain additional information about the Corporation’s financial results for the three months ended March 31, 2024 (the “Financial Trends”), copies of which are attached as Exhibits 99.2 and 99.3 hereto, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

The information provided in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release
99.2	Presentation Materials
99.3	Financial Trends
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	April 16, 2024	By:	/s/ Jason J. Tyler
Jason J. Tyler
Executive Vice President and Chief Financial Officer